UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 10, 2016

Date of Report

TAPIMMUNE INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27239	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 N. Laura Street, Suite 2500 Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

(206) 504-7278

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 10, 2016, TapImmune Inc. (the Company” or “TapImmune”) entered into a Second Amendment to the Consulting Agreement (the “Second Amendment” ) with Dr. John Bonfiglio, a director of the Company. The Second Amendment was approved by the Company’s Audit Committee. The Second Amendment extends the term of the Consulting Agreement from February 10, 2016 to August 10, 2016. All other terms of the Consulting Agreement remain in full force and effect.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Consulting Agreement between TapImmune Inc. and John Bonfiglio, dated as of February 10, 2015.*

10.2	Amendment to Consulting Agreement between TapImmune Inc. and John Bonfiglio dated as of June 12, 2015.

10.3	Second Amendment to the Consulting Agreement by and between TapImmune Inc. and John Bonfiglio dated as of February 10, 2016.

*	Incorporated by reference to Form 8-K filed on July 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAPIMMUNE INC.

Date: February 16, 2016	By:	/s/ Glynn Wilson
	Name:	Glynn Wilson
	Title:	Chairman and CEO